PROMISSORY NOTE


                                                             Bay Shore, New York
                                                               November 16, 2001

          FOR VALUE RECEIVED, the undersigned, Windswept Environmental Group, Inc., a Delaware corporation (the "Maker"), does hereby unconditionally promise to pay to the order of Spotless Plastics (USA) Inc., a Delaware corporation (the "Payee"), at the principal place of business of Payee, presently located at 150 Motor Parkway, Suite 413, Hauppauge, New York 11788, or at such other place as the Payee or any holder hereof may from time to time designate in writing to Maker, in lawful money of the United States and immediately available funds, the Outstanding Principal Amount (as defined below), with interest on the unpaid balance of the Outstanding Principal Amount from the date of disbursement to and including the date of repayment at the rate per annum equal to the sum of (i) the LIBOR Rate (as defined below) plus (ii) one percent (1%). Interest shall be calculated daily, on the basis of the actual number of days elapsed in a 360 day year of twelve 30-day months, and capitalized by the addition of such accrued interest to the principal amount outstanding on the first day of each and every month in which any obligation under this Promissory Note (this "Note") is outstanding. All amounts outstanding under this Note, including the Outstanding Principal Amount and any accrued and unpaid interest shall be due and payable upon the demand of Payee. For purposes of this Note, "LIBOR Rate" means a rate per annum (rounded upwards if necessary, to the nearest 1/16 of 1%) determined by the Payee (which determination shall, absent manifest error, be conclusive) to be equal to the offered rate for 30-day deposits in Dollars in the London Interbank Market at approximately 11:00 a.m. (London Time), which appears on the Telerate Screen, two (2) Banking Days prior to the first day of the Interest Period.

          The principal amount of indebtedness evidenced hereby (the "Outstanding Principal Amount") shall equal the initial advance of $1,700,000 previously made by Payee to Maker, or such greater or lesser amount as may subsequently be outstanding under this Note, as set forth on Schedule A to this Note. Upon the written request of Maker, and the written acceptance of Payee, Payee may advance additional monies pursuant to this Note from time to time at the sole discretion of Payee. Maker at its option may repay from time to time all or any portion of the amounts due and owing pursuant to this Note. It is therefore contemplated that the Outstanding Principal Amount evidenced hereby shall fluctuate accordingly. Payee is authorized and directed to endorse on Schedule A to this Note the date and amount of each additional advance of funds to Maker, the monthly capitalization of all accrued interest, and any payments, whether principal or interest, made by Maker under this Note, and such endorsement shall be prima facie evidence of such advance, capitalization or payment. PAYEE HAS NO OBLIGATION TO MAKE ANY ADDITIONAL ADVANCES UNDER THIS NOTE.

          1. Events of Default. Upon the occurrence of any of the following events (each, an "Event of Default" and collectively, the "Events of Default"):

          (a) failure by Maker to pay the principal or interest on this Note thereof within five (5) days after such payment is due; or

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          (b) Maker  defaults  in  payment when due, beyond any applicable grace period, on any other indebtedness for borrowed money (other than this Note) in an amount in excess of $100,000 and such default is not cured within any applicable grace period; or

          (c) Maker defaults, beyond any applicable grace period, in any other indebtedness for borrowed money prior to maturity (unless cured or waived by the Payees of such indebtedness); or

          (d) a court of competent jurisdiction enters a decree or order in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appoints a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of the affairs of Maker, which decree or order shall have remained in force undischarged or unstayed for a period of 30 days; or

          (e) Maker consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

          (f) Maker admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

          (g) a final judgment, decree or order for the payment of money in excess of $100,000 shall be rendered against Maker or any of its subsidiaries, and the same shall not be paid, bonded or discharged or execution thereon stayed pending appeal within 60 days after such stay shall expire;

then,  other  than  the  Event  of  Default  specified in Sections  1(d), (e) or
(f), the Payee may, at its option and in addition to any right, power or remedy permitted by law or equity or herein granted, by notice to Maker declare to be due and payable immediately the Outstanding Principal Amount of this Note, and upon any such declaration the same shall become and shall be immediately due and payable, together with any accrued and unpaid interest thereon. If an Event of Default specified in Sections 1(d), (e) or (f) occurs, the Outstanding Principal Amount of this Note shall automatically become and be immediately due and payable, without any declaration or other act on the part of the Payee, together with all accrued and unpaid interest thereon. The Payee by notice to Maker may rescind an acceleration and its consequences if all existing Events of Defaults have been cured or waived.

          2. Prepayment. Maker may prepay, at any time, the unpaid principal balance of this Note or any portion thereof, together with all accrued and unpaid interest on the amount so prepaid. Amounts so prepaid shall be applied first to Maker's obligations under this Note in respect of interest, and second, to principal.

                                       2
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          3.    Miscellaneous.

                (a) Maker (i) waives diligence, demand, presentment, protest and notice of any kind, (ii) agrees that it will not be necessary for any holder hereof to first institute suit in order to enforce payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security or forbearance or other indulgence, without notice or consent.

                (b) All payments  to  be made to the Payee under this Note shall
be  made  into  such   account  or  accounts  as the Payee may from time to time
specify for that purpose.

                (c) The provisions of this Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party to be charged, nor shall any waiver be applicable except in the specific instance for which it is given.

                (d) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER AND THEREUNDER DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF AND SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF MAKER AND INURE TO THE BENEFIT OF THE PAYEE, ITS SUCCESSORS, ENDORSEES AND ASSIGNS.

                (e) If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions shall in no way be affected thereby.

                (f) Whenever used herein, the terms "Maker" and "Payee" shall be deemed to include their respective successors and assigns.


          IN WITNESS WHEREOF, the undersigned has executed this Note on the date first above written.

                                        WINDSWEPT ENVIRONMENTAL GROUP, INC.


                                        By:         /s/ Michael O'Reilly
                                            --------------------------------
                                            Name:    Michael O'Reilly
                                            Title:   President